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                                                                    Exhibit 10.3

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                               SIXTH AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
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THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND
SECURITY AGREEMENT (this "Amendment") is entered into as of this 12th day of October, 2000, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a First Amended and Restated Promissory Note in the principal sum of $85,000,000, dated as of August 22, 2000 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 9, 1999, as the same may have been amended or supplemented (the "Agreement");

WHEREAS, the Company has requested that the Lender extend the period for which the Commitment under the Agreement has been made, and the Lender has agreed to such extension subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The effective date ("Effective Date") of this Amendment shall be ___________.

2. All capitalized terms used herein that are not otherwise defined below are defined in the Agreement.

3. Section 1.1 of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

   "FISCAL QUARTER" means the three (3) month period beginning on any January 1, April 1, July 1 or October 1.

   "MATURITY DATE" shall mean February 28, 2001.

4. The Guarantor has breached the following covenants of the Agreement:

   1. Section 8.1(t), Guarantor's Tangible Net Worth covenant for the month of August, 2000; and

   2. Section 8.1(r), Guarantor's cumulative net loss covenant for the Fiscal Quarter ending September 30, 2000.

         Each of the above breaches are Events of Default under the Agreement entitling The Lender to exercise all of its rights and remedies under the Agreement, including the right to cease making Advances to The Company and the right to accelerate the Obligations. The Lender agrees to forbear from exercising its rights with respect to the Events of Default described above until October 31, 2000, as long as no additional Default or Event of Default (including, without limitation, due to a subsequent violation of the Sections of the Agreement described above)


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occurs, and subject to the receipt from the Company of a revised budget through
December 31, 2001 in form and detail satisfactory to The Lender. This is not an agreement to forbear any other defaults or Events of Default. The Lender expressly reserves all rights and remedies available to it under the Loan Documents.

5. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the Commitment Amount for the time period of October 15, 2000 to and including December 31, 2000.

6. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) a Certificate of Secretary with corporate resolutions; (c) the Commitment Fee for the time period of October 15, 2000 to and including December 31, 2000; and (d) a $350 document production fee.

7. The Company represents, warrants and agrees that (a) except as stated above, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

8. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                    MONUMENT MORTGAGE, INC.
                                    a California corporation

                                    By:  _________________________________

                                    Its: _________________________________

                                    RESIDENTIAL FUNDING CORPORATION,
                                    a Delaware corporation

                                    By:  _________________________________

                                    Its: _________________________________

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STATE OF  ______________________    )
                                    ) ss.
COUNTY OF ______________________    )

On, October ________, 2000 before me, a Notary Public, personally appeared ___________________________________, the ___________________________________ of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                                  ___________________________________________
                                  Notary Public
                                  (SEAL)   My Commission Expires:____________

STATE OF  ______________________    )
                                    ) ss.
COUNTY OF ______________________    )

On, October _____, 2000 before me, a Notary Public, personally appeared __________________________________________, the ______________________________
of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                                  ___________________________________________
                                  Notary Public
                                  (SEAL)   My Commission Expires:____________

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                              CONSENT OF GUARANTOR
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The undersigned, being the Guarantor under the Guaranty dated as of August 9,
1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from the Company's obligations to The Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

                                    FiNET.COM, INC.,
                                    a Delaware corporation

                                    By:  ____________________________________

                                    Its: ____________________________________

STATE OF  ______________________    )
                                    ) ss.
COUNTY OF ______________________    )


On October _____, 2000 before me, a Notary Public, personally appeared ____________________________________, the _________________________________ of
FiNET.COM, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                  ___________________________________________
                                  Notary Public
                                  (SEAL)   My Commission Expires:____________


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